UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 19, 2011

OMNITEK ENGINEERING CORP.
 (Exact name of Registrant as specified in its charter)

California
(State or Other Jurisdiction of Incorporation)

000-53955                                                                                 33-0984450
(Commission File Number)                                                      (IRS Employer Identification No.)

1945 S. Rancho Santa Fe Road, San Marcos, California 92078
 (Address of principal executive offices, Zip Code)

(760) 591-0089
 (Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                      Unregistered Sales of Equity Securities.

Exercise of Warrant

On September 20, 2011, Omnitek Engineering Corp. (the “Registrant” or “Company”) issued 100,000 restricted shares of its common stock upon receipt of a capital contribution of $47,000 by way of an exercise of a warrant.  No underwriters were used.  The securities were issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933.  The individual receiving the common stock was intimately acquainted with the Company’s business plan and proposed activities at the time of issuance, and possessed information on the Company necessary to make an informed investment decision.

Item 5.02.                      Departure of Directors or Principal Officers; Election of Directors;Appointment of Principal Officers.

Departure of Chief Financial Officer

On September 19, 2011, Richard A. Mathewson was relieved from his position as Chief Financial Officer of the Company and replaced by Janice M. Quigley the former Chief Financial Officer.  There were no disagreements between Mr. Mathewson and the Company or any officer or director of the Company which led to Mr. Mathewson’s being relieved of his position.

Appointment of New Chief Financial Officer

On September 19, 2011, the Company appointed Janice M. Quigley, its current controller, as the acting Chief Financial Officer of the Company until such time as the Company has found a suitable replacement.  Mrs. Quigley shall receive a base salary of $60,000 during this interim period, which if necessary, shall be subject to the annual review of the Board of Directors of the Company.  Mrs. Quigley is also a director of the Company.

Mrs. Quigley had been the previous CFO of the Company from 2003 until August 3, 2011.  Mrs. Quigley, a native of San Francisco, California, worked in the electronics industry for 27 years prior to relocating to San Diego in 1992.  Ms. Quigley joined Advantage Lift Systems, Inc., a manufacturer of heavy-duty vehicle hoists, in 1993 as controller.  She was promoted to Chief Financial Officer in 1997 when the company acquired Globe Lifts, a manufacturer of light-duty vehicle hoists.  She remained in this position until October of 2000 when the company was sold.  Mrs. Quigley is also the CFO for Nology Engineering, Inc.

Mrs. Quigley has no family relationship with any of the executive officers or directors of the Company.  There are no arrangements or understandings between Mrs. Quigley and any other person pursuant to which she was appointed Chief Financial Officer.  There have been no related party transactions in the past two years in which the Company or any of its subsidiaries was or is to be a party, in which Mrs. Quigley has, or will have, a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnitek Engineering Corp.

Date: September 22, 2011	/s/ Werner Funk
By: Werner Funk
Its: President